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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to all references to our firm included in the Post-Effective Amendment No. 4 to the Registration Statement (File No. 333-00641) on Form N1-A of the Turner Funds.


                                        /s/  ARTHUR ANDERSEN LLP

Philadelphia, PA
 January 22, 1997